UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05702

FBR American Gas Index Fund, Inc

(Exact name of registrant as specified in charter)

4922 Fairmont Avenue Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

FBR National Trust Company, 4922 Fairmont Avenue Bethesda, MD 20814

(Name and address of agent for service)

Registrant’s telephone number, including area code: (301) 657-1500

Date of fiscal year end: October 31, 2003

Date of reporting period: September 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

SEMIANNUAL REPORT, September 30, 2003 (unaudited)

FBR AMERICAN GAS FUND, INC.

888.888.0025

November 12, 2003

Dear Fellow Shareholders:

For the six-month period ending September 30, 2003 the FBR American Gas Index Fund (the “Fund”) 1 returned +20.13%. During the same six-month period, the Fund’s benchmarks, the American Gas Association Stock Index2, the Dow Jones Utility Index3 and the S&P 500 Index4 returned +20.92, +22.95% and +18.45%, respectively. The table below illustrates the Fund’s performance compared to its appropriate benchmarks for the various time periods ending September 30, 2003.

Average Annual Total Returns as of 09/30/03

	Overall Morningstar Rating[5] Out of 73 Specialty Utility Funds	6 Months 03/30/03-09/30/03	Q3’03	1-Yr	5-Yrs	10-Yrs	Since Inception
FBR American Gas Index Fund[1]	«««««	20.13%	1.34%	22.31%	2.91%	6.81%	8.19%
AGA Stock Index[2]		20.92%	1.45%	22.96%	6.49%	7.45%	9.12%
Dow Jones Utility Index[3]		22.95%	0.85%	21.81%	-0.08%	4.87%	N/A
S&P 500[4]		18.45%	2.65%	24.40%	1.00%	10.05%	12.71%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal will fluctuate so that investors’shares when redeemed may be worth more or less than their original value.

The table below shows the top and bottom five performers of the portfolio for the six months ending September 30, 2003.

Top 5 Gainers	Price Change	% of Net Assets	Bottom 5 Laggards	Price Change	% of Net Assets
The Williams Companies, Inc./wmb	105.68%	2.37%	Energy West, Inc./ewst	-9.80%	0.02%
PG&E Corp./peg	77.70%	5.04%	UGI Corp./ugi	-5.04%	0.66%
CMS Energy Corp./cms	67.12%	0.50%	DTE Energy Co./dte	-4.55%	1.65%
Aquila, Inc./ila	62.50%	0.31%	Pepco Holdings, Inc./pom	-0.69%	0.16%
Sierra Pacific Resources/srp	52.52%	0.04%	NUI Corp./nui	2.40%	0.35%

Over the last six months, there were no additions or deletions of companies in the portfolio as well as the Fund’s primary benchmark, the American Gas Association Stock Index.

When we last communicated with you in March of this year, the Fund and its associated benchmarks had just completed a period of significant negative returns. We are pleased that for this reporting period, the companies comprising the Fund’s holdings have performed better as the outlook for the economy and the stimulative effect of the government’s efforts to revive the economy appear to be making progress. The reduction in dividend tax rates has made the Fund’s holdings particularly attractive to investors as their payouts should qualify for this new dividend “Tax Break”. We believe that the FBR American Gas Index Fund is an excellent option for investors to take advantage of this new reduced tax initiative by the government. Our overall index approach and long-term performance continues to receive a 5-star rating from Morningstar and the Fund has been deemed a Lipper Leader6 among its utility fund peers in the total return, consistent return and expense categories in the utility sector.

The industry continues to be impacted by such factors as weather, wholesale prices of natural gas and the overall supply and demand balance as influenced by the economy. Since most of the companies in the Fund’s portfolio are involved in the distribution of natural gas versus production, their revenues, and hence profits and stock price movements, are most influenced by those factors that increase consumption. Generally an environment with low wholesale prices of natural gas with strong demand, either due to weather conditions or the economy, is best for these companies to prosper. Corporate governance issues, which have been plaguing this group of companies ever since the Enron bankruptcy of 2001, continues to work through the industry. As companies refocus their business plans and restructure their balance sheets, significant profit growth will be slow in coming. The good news is that we are several years into this “straightening out” process and hence well along in putting this disturbing period of corporate issues behind us.

We would like to take this opportunity to let you know of a change in the Fund’s fiscal year from March 31st to October 31st. The Fund bears no expense of this change and it will allow the Fund’s management to consolidate the audits of the funds that they manage. As a result of this, you will receive an annual report for this new fiscal year in January of 2004, several months before you have historically received one.

In addition, you will be receiving a proxy in the first quarter of 2004 that will require your vote on various items for which management will be seeking your approval. None of these items will result in any fundamental changes in how the Fund operates or is managed. We ask that you read and understand this proxy and VOTE. By voting, you help us keep the costs of the proxy to a minimum. As always, if you have questions, please feel free to call us so we can discuss the issues and answer your questions.

Finally, we continue to believe the natural gas industry and the companies involved in distributing natural gas are a good investment. The Fund represents an excellent low cost, well-diversified way to invest in this sector. For more complete information about the FBR American Gas Index Fund, including fees and expenses, and a copy of a free prospectus, please call 1.888.888.0025 or visit us on line at www.fbr.com/funds. Investing in the Fund involves certain risks that are fully discussed in the prospectus, please read the prospectus carefully before you invest or send money. As always, we are thankful for your support.

Sincerely,

David Ellison President, Chief Investment Officer	Winsor Aylesworth Vice President, Treasurer and Portfolio Manager

1 By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. The gas industry is sensitive to increased interest rates because of the capital-intensive nature of the industry. Typically, a significant portion of the financing of the gas industry’s assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at a higher rate thereby adversely affecting earnings.

2 American Gas Stock Index is a market-capitalization-weighted index adjusted monthly for the percentage of gas assets of the 70 member companies of the American Gas Association. No company may account for greater than 5% of the Index

3 Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.

4 The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of the 500 stocks representing all major industries.

5 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3, 5- and 10-year (if applicable) Morningstar Rating metrics. The FBR American Gas Index Fund received 4 stars for the 3-year, 5 stars for the 5- and 10-year periods and was rated among 73, 63 and 25 U.S. domiciled specialty utility funds, respectively. ©2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6Total Return, Consistent Return, Expense

Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers. Lipper ratings for Consistent Return reflect fund’s historical risk-adjusted returns, adjusted for volatility, relative to peers and Lipper ratings for Expense reflect fund’s expense minimization relative to peers with similar load structures. All information is as of September 30, 2003.

The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Consistent Returns, and Expense metrics over 3-,5-, and 10-year periods. The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% of funds receive a score of 2, the middle 20% are scored a 3, the next 20% are scored 4 and the lowest 20% are scored 5. The FBR American Gas Index Fund, in Lipper’s utility classification, received the following ratings for the 3-,5-, and 10-year periods, respectively: Total Return and Expense: Lipper Leader among 79,67 and 26 peers. Consistent Return: Lipper Leader, 4, and 5 among 79, 67 and 26 peers. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All rights reserved.

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS

September 30, 2003

(unaudited)

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS
PG&E Corp.*	382,750	$9,147,724	5.04%
Dominion Resources, Inc.	147,600	9,136,439	5.03
NiSource, Inc.	456,000	9,110,879	5.02
KeySpan Corp.	257,050	9,017,314	4.97
Duke Energy Corp.	500,750	8,918,358	4.91
Public Service Enterprise Group, Inc.	173,350	7,280,700	4.01
AGL Resources, Inc.	203,001	5,718,538	3.15
NICOR, Inc.	153,250	5,385,205	2.97
Consolidated Edison, Inc.	131,375	5,354,845	2.95
El Paso Corp.	728,250	5,316,225	2.93
Questar Corp.	161,050	4,961,951	2.73
Peoples Energy Corp.	118,650	4,909,737	2.70
Piedmont Natural Gas Co., Inc.	125,100	4,878,900	2.69
WGL Holdings, Inc.	169,000	4,661,020	2.57
Southern Union Co.	262,328	4,459,576	2.46
The Williams Companies, Inc.	456,500	4,300,230	2.37
Exelon Corp.	62,450	3,965,575	2.18
Atmos Energy Corp.	163,149	3,905,787	2.15
Equitable Resources, Inc.	89,500	3,678,450	2.02
Energy East Corp.	163,650	3,670,670	2.01
National Fuel Gas Co.	160,350	3,663,998	2.01
Vectren Corp .	153,125	3,616,813	1.99
CenterPoint Energy, Inc.	381,700	3,500,189	1.93
DTE Energy Co.	81,175	2,994,546	1.65
New Jersey Resources Corp.	82,400	2,969,696	1.64
Southwest Gas Corp.	122,350	2,777,345	1.53
Northwest Natural Gas Co.	95,450	2,768,050	1.52
ONEOK, Inc. .	127,300	2,567,641	1.41
OGE Energy Corp.	109,600	2,475,864	1.36
Wisconsin Energy Corp.	73,000	2,231,610	1.23
Xcel Energy, Inc.	127,700	1,975,519	1.09
Puget Energy, Inc.	87,600	1,964,868	1.08
Energen Corp.	52,800	1,910,304	1.05

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)

September 30, 2003

(unaudited)

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS (continued)
Constellation Energy Group, Inc.	51,000	$1,824,780	1.01%
Cinergy Corp.	47,900	1,757,930	0.97
The Laclede Group, Inc.	64,750	1,748,898	0.96
TXU Corp.	71,050	1,673,938	0.92
MDU Resources Group, Inc.	45,450	1,535,301	0.85
South Jersey Industries, Inc.	40,330	1,526,491	0.84
UGI Corp. .	41,125	1,189,746	0.66
NSTAR .	20,500	973,750	0.54
Progress Energy, Inc.	21,050	935,883	0.52
Ameren Corp.	21,800	935,438	0.52
CMS Energy Corp.	123,000	906,510	0.50
American Electric Power Co., Inc.	27,500	825,000	0.45
Northeast Utilities .	44,150	791,168	0.44
Alliant Energy Corp.	32,700	719,400	0.40
PNM Resources, Inc.	24,875	697,495	0.38
NUI Corp.	42,160	630,292	0.35
TECO Energy, Inc.	45,500	628,810	0.35
WPS Resources Corp.	14,680	604,816	0.33
Aquila, Inc.*	167,400	565,812	0.31
EnergySouth, Inc.	17,350	560,058	0.31
PPL Corp.	13,000	532,350	0.29
Avista Corp.	33,600	523,488	0.29
Southwestern Energy Co.*	28,500	515,850	0.28
MGE Energy, Inc.	15,100	456,926	0.25
CH Energy Group, Inc.	9,600	422,400	0.23
Chesapeake Utilities Corp.	15,465	354,458	0.20
Entergy Corp.	5,600	303,240	0.17
Pepco Holdings, Inc. .	17,016	294,036	0.16
SEMCO Energy, Inc.	56,450	259,670	0.14
Delta Natural Gas Co., Inc.	9,100	209,391	0.12
Allegheny Energy, Inc.*	14,950	136,643	0.08
RGC Resources, Inc.	5,900	134,284	0.07
Sierra Pacific Resources*.	13,500	65,475	0.04

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)

September 30, 2003

(unaudited)

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS (continued)
ALLETE, Inc.	1,800	$49,284	0.03%
Energy West, Inc	5,900	40,710	0.02
Corning Natural Gas Corp.	1,500	22,500	0.01

Total Common Stocks (Cost $123,123,217)		178,546,787	98.34

REPURCHASE AGREEMENTS
With Mizuho Securities, Inc. dated 9/30/03 at 0.88% to be repurchased at $3,267,080 on 10/1/03, collateralized by $3,337,830 in U.S. Treasury Notes, due 6/30/04 (Cost $3,267,000)		3,267,000	1.80

Total Investments (Cost $126,390,217)		181,813,787	100.14
Liabilities in Excess of Other Assets		(254,526)	(0.14)

Net Assets		$181,559,261	100.00%

Net Asset Value Per Share (Based on 14,735,926 Shares Outstanding)		$12.32

Net Assets Consist of:
Paid-in Capital		$167,719,974
Undistributed Net Investment Income		3
Accumulated Net Realized Loss on Investments		(41,584,286)
Net Unrealized Appreciation of Investments		55,423,570

Net Assets		$181,559,261

*	Non-income producing

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2003

(unaudited)

Investment Income
Dividends	$3,395,619
Interest	19,676

Total Investment Income	3,415,295

Expenses
Investment Advisory fee (Note 3)	339,971
Accounting and Administrative service fee (Note 3)	318,717
Administrative fee (Note 3)	84,998

Total expenses before waivers	743,686
Less waivers (Note 3)	(21,016)

Total expenses after waivers	722,670

Net Investment Income	2,692,625

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on Investment Transactions	(1,255,008)
Change in Net Unrealized Appreciation/Depreciation of Investments	27,992,989

Net Gain on Investments	26,737,981

Net Increase in Net Assets Resulting from Operations	$29,430,606

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2003 (unaudited)	For the Year Ended March 31, 2003
From Investment Operations
Net Investment Income	$2,692,625	$6,018,871
Net Realized Loss on Investment Transactions	(1,255,008)	(28,778,357)
Change in Net Unrealized Appreciation/Depreciation of Investments	27,992,989	(45,770,288)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,430,606	(68,529,774)

Distributions to Shareholders
From Net Investment Income	(2,692,622)	(6,020,369)

Share Transactions
Net Proceeds from Sales of Shares	24,714,256	45,806,311
Reinvestment of Distributions	2,514,162	5,638,918
Cost of Shares Redeemed	(18,069,866)	(55,913,698)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	9,158,552	(4,468,469)

Total Increase (Decrease) in Net Assets	35,896,536	(79,018,612)
Net Assets — Beginning of Period	145,662,725	224,681,337

Net Assets — End of Period	$181,559,261	$145,662,725

Shares
Sold	2,055,597	3,763,123
Issued in Reinvestment of Distributions	204,644	500,639
Redeemed	(1,520,491)	(4,731,266)

Net Increase (Decrease) in Shares	739,750	(467,504)

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

FINANCIAL HIGHLIGHTS

	For the Six Months Ended September 30, 2003 (unaudited)		For the Years Ended March 31,
			2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value—Beginning of Period	$10.41		$15.53	$19.42	$16.93	$16.28	$18.59

Income (Loss) from Investment Operations:
Net Investment Income	0.18		0.43	0.49	0.52	0.52	0.51
Net Realized and Unrealized
Gain (Loss) on Investments	1.91		(5.12)	(1.86)	5.00	2.07	(1.63)

Total from Investment Operations	2.09		(4.69)	(1.37)	5.52	2.59	(1.12)

Distributions to Shareholders:
From Net Investment Income	(0.18)		(0.43)	(0.49)	(0.52)	(0.52)	(0.51)
From Net Realized Gain	—		—	(2.03)	(2.51)	(1.42)	(0.68)

Total Distributions	(0.18)		(0.43)	(2.52)	(3.03)	(1.94)	(1.19)

Net Increase (Decrease) in Net Asset Value	1.91		(5.12)	(3.89)	2.49	0.65	(2.31)

Net Asset Value—End of Period	$12.32		$10.41	$15.53	$19.42	$16.93	$16.28

Total Investment Return	20.13	%(A)	(30.40)%	(5.90)%	32.88%	17.18%	(6.35)%
Ratios to Average Net Assets:
Expenses After Waivers (Note 3)	0.85	%(B)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses Before Waivers (Note 3)	0.87	%(B)	0.86%	0.85%	0.85%	0.85%	0.85%
Net Investment Income	3.16	%(B)	3.58%	2.88%	2.77%	2.95%	2.84%
Supplementary Data:
Portfolio Turnover Rate	5%		39%	29%	38%	16%	10%
Net Assets at End of Period (in thousands)	$181,559		$145,663	$224,681	$269,504	$194,493	$200,317
Number of Shares Outstanding at End of Period (in thousands)	14,736		13,996	14,464	13,878	11,488	12,306

(A)	Total returns for periods less than one year are not annualized.
(B)	Annualized.

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

September 30, 2003

(unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

FBR American Gas Index Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000.000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally.

Security Valuation Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Over-the-Counter securities are valued at the last sales price. The value of assets for which quotations are not readily available, including restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Investment Transactions Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-date. Realized gain and loss from security transactions are computed on an identified cost basis.

Repurchase Agreements In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Distributions Net investment income is computed, and dividends are declared and paid quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

Federal Income Taxes The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all net investment income to its shareholders. Therefore, no Federal income tax provision is required. At September 30, 2003, the cost of the investment securities for Federal income tax purposes was $126,390,217. Net unrealized appreciation was $55,423,570 of which $61,894,660 related to appreciated investment securities and $6,471,090 related to depreciated investment securities.

Use of Estimates The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2.	INVESTMENT TRANSACTIONS

For the six months ended September 30, 2003, purchases of securities, excluding short-term securities, were $18,049,320 and sales (including maturities) of securities were $8,100,094.

FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by FBR Fund Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. (“FBR Group”). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Effective November 1, 2002, the Adviser has contractually undertaken to limit the Fund’s total operating expenses to the extent that such expenses exceed 0.85% of the Fund’s average daily net assets. As necessary, these limitations were effected by waivers by the Adviser. The Fund will not pay the Adviser at a later time for any amounts it may waive. Certain Officers of the Fund are affiliated with the Adviser.

FBR National Trust Company (“FBR National”), formerly known as FBR National Bank & Trust, a subsidiary of FBR Group, serves as custodian of the Fund’s assets and pays the operating expenses of the Fund. For these services, FBR National receives an annual fee of 0.375% of the average daily net assets of the Fund. Prior to November 1, 2002, FBR National received 0.35% of the average net assets of the Fund.

The American Gas Association (“A.G.A.”) serves as administrator for the Fund. As administrator, A.G.A. is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For those services, the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

4.	BORROWING AGREEMENT

The Fund has an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at September 30, 2003.

5.	TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS

Tax components of Distributions to Shareholders:

	Ordinary Income		Long-Term Capital Gains
	Dollar amount	Per share amount	Dollar amount	Per share amount
For the Year Ended March 31, 2003	$6,020,369	$0.4252880	$—	$—
For the Year Ended March 31, 2002	7,220,196	0.5118952	26,295,821	2.0058738

As of March 31, 2003, components of distributable earnings on a tax basis consisted of capital loss carryforward of $18,251,376, which expires on March 31, 2011.

F R I E D M A N  B I L L I N G S  R A M S E Y

FBR American Gas Index Fund, Inc.

Semiannual Report

September 30, 2003

FBR MUTUAL FUNDS

888.888.0025

www.fbr.com/funds/

Investment Adviser

FBR FUND ADVISERS, INC.

1001 NINETEENTH STREET NORTH

ARLINGTON, VIRGINIA 22209

Distributor

FBR INVESTMENT SERVICES, INC.

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Administrator, Transfer Agent and Custodian

FBR NATIONAL TRUST COMPANY

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Sub-Transfer Agent

INTEGRATED FUND SERVICES, INC.

P.O. BOX 5354

CINCINNATI, OHIO 45202

Independent Public Accountants

TAIT, WELLER & BAKER

1818 MARKET STREET

PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized

for distribution to prospective

investors unless it is preceded or

accompanied by a current prospectus.

ITEM 2.	CODE OF ETHICS.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after July 15, 2003

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after July 15, 2003.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEMS 5-6. [RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant is an open-end management investment company.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10.	EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FBR American Gas Index Fund, Inc.

By:	/s/ Susan L. Silva	12/1/03

	Susan L. Silva	Date
Vice President & Controller FBR American Gas Index Fund, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Ellison	12/1/03

	David Ellison	Date
President and Chief Investment Officer FBR American Gas Index Fund, Inc. (Principal Executive Officer)

By:	/s/ Susan L. Silva	12/1/03

	Susan L. Silva	Date
Vice President & Controller FBR American Gas Index Fund, Inc. (Principal Financial Officer and Accounting Officer)